  Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2008 (the Report) by Cerner Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Marc G. Naughton

Marc G. Naughton, Senior Vice President
and Chief Financial Officer
November 4, 2008
A signed original of this written statement required by Section 906 has been provided to Cerner Corporation and will be retained by Cerner Corporation and furnished to the Securities and Exchange Commission or its staff upon request.